UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2015

Williams Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-34831	20-2485124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center Tulsa, Oklahoma		74172-0172
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (918) 573-2000

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 2, 2015, Williams Partners L.P., a Delaware limited partnership (“WPZ”), completed its previously announced merger with VHMS LLC (“Merger Sub”), a Delaware limited liability company and a wholly owned subsidiary of Access Midstream Partners, L.P., a Delaware limited partnership (“ACMP”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated October 24, 2014, among WPZ, Merger Sub, ACMP, Access Midstream Partners GP, L.L.C. (“ACMP General Partner”), and Williams Partners GP LLC (“WPZ General Partner”), pursuant to which Merger Sub merged with and into WPZ (the “Merger”). WPZ was the surviving partnership in the Merger and, as a result of the Merger, WPZ became a wholly owned subsidiary of ACMP. On February 2, 2015, following the Merger, ACMP and WPZ merged (the “Subsequent Merger”), with ACMP continuing as the surviving entity with the name Williams Partners L.P. (the “Surviving Partnership”).

On February 18, 2015, the Surviving Partnership issued a press release announcing the financial results for the quarter and year ended December 31, 2014 for WPZ and ACMP. A copy of the press release and accompanying financial highlights and operating statistics and reconciliation schedules are furnished herewith as Exhibit 99.1 and are incorporated herein in their entirety by reference.

The press release and accompanying financial highlights and operating statistics and reconciliation schedules are being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(a)	None

(b)	None

(c)	None

(d)	Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press release of the Surviving Partnership dated February 18, 2015 and accompanying schedules, publicly announcing each of WPZ’s and ACMP’s financial results for the quarter and year ended December 31, 2014.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.

	By:	WPZ GP LLC,
its General Partner

Date: February 18, 2015	By:	/s/ Donald R. Chappel
Donald R. Chappel
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press release of the Surviving Partnership dated February 18, 2015 and accompanying schedules, publicly announcing each of WPZ’s and ACMP’s financial results for the quarter and year ended December 31, 2014.